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                                             Exhibit 10(b)(v)

New England Power
     A NEES company


                              July 11, 1996

Mr. John H. Dickson
President
Granite State Energy, Inc.
25 Research Drive
Westboro, MA 01582

                      CONFIRMATION LETTER

     This letter shall confirm the agreement reached on July 11, 1996, between New England Power Company ("NEP") and Granite State
Energy, Inc. ("Buyer") regarding the sale/purchase of energy under the following terms and conditions:

     Buyer to purchase and receive, NEP to sell and deliver:

CONTRACT                 Exclusive, all-requirements service, as
QUANTITY:                needed to support contracts between
                         Buyer and its retail customers which are executed after July 15, 1996 through October 15, 1996.

DELIVERY                 (1) For service to retail customers
POINT(S):                served by Granite State Electric
                         Company, a point or points on the NEP
                         transmission system; or
                         (2) For service to retail customers
                         served by Public Service Company of New
                         Hampshire ("PSNH"), a point or points on the NEP transmission system border with PSNH; or
                         (3) For service to retail customers
                         served by UNITIL/Concord, a point or
                         points on the NEP transmission system
                         border with PSNH; or
                         (4) For service to retail customers
                         served by UNITIL/Exeter & Hampton, a
                         point or points on the NEP transmission
                         system border with PSNH; or
                         (5) For service to retail customers
                         served by the New Hampshire Electric
                         Cooperative, Inc. ("NHEC") which are
                         served off of the PSNH transmission
                         system, a point or points on the PSNH
                         transmission system border with NHEC; or
                         (6) For service to retail customers
                         served by NHEC which are served off of
                         the Central Vermont Public Service
                         Company ("CVPS") transmission system, a
                         point or points on the CVPS transmission system border with NEP; or

25 Research Drive
Westborough, MA 01582-0010
Telephone: 508-389-2000
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Granite State Energy, Inc.
Confirmation Letter
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                         (7) For service to retail customers
                         served by NHEC which are served off of
                         the NEP transmission system, a point or
                         points on the NEP transmission system;
                         or
                         (8) For service to retail customers
                         served by Connecticut Valley Electric
                         Company ("CVEC"), a point or points on
                         the CVPS transmission system border with NEP; or
                         (9) Such other points as otherwise
                         agreed between NEP and Buyer.

                         In the event that NHEC obtains
                         transmission service for its retail
                         customers across the PSNH transmission
                         system then the Delivery Point for point
                         5 above shall be a point or points on
                         the NEP transmission system border with
                         PSNH.

CONTRACT                 The Energy Charge Rate for energy
PRICE:                   delivered during On-Peak hours (as
                         defined below) shall be as follows:

                         Aug '96 - Oct '96: $28.25 per MWh
                         Nov '96 - May '97: $28.00 per MWh
                         June '97 - Oct '97: $26.25 per MWh
                         Nov '97 - May '98: $27.25 per MWh

                         The Energy Charge Rate for energy
                         delivered during Off-Peak hours (as
                         defined below) shall be as follows:

                         Aug '96 - Oct '96: $21.10 per MWh
                         Nov '96 - May '97: $22.25 per MWh
                         June '97 - Oct '97: $21.50 per MWh
                         Nov '97 - May '98: $21.50 per MWh

                         A Reservation Charge Rate of $2.50 per
                         MWh shall apply to each MWh delivered
                         during On-Peak and Off-Peak hours;
                         provided, however, that the Reservation
                         Charge Rate will be $1.25 per MWh,
                         during periods when NEP is the sole
                         supplier of energy to Buyer, should
                         Buyer add language in a form acceptable
                         to NEP on Buyer's promotional and/or
                         billing materials indicating that NEP is
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Granite State Energy, Inc.
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                         Buyer's supplier of energy for the New
                         Hampshire Pilot Program.

                         On-Peak hours shall be from 7:01 AM to
                         10:00 PM, Monday through Friday,
                         excluding holidays. All other hours
                         shall be considered Off-Peak hours.

                         The above Energy Charge Rates and
                         Reservation Charge Rates are applicable
                         only to contracts between Buyer and its
                         retail customers which are executed
                         after July 15, 1996. Contracts between
                         Buyer and its retail customers which
                         were entered into on or before July 15,
                         1996 are subject to the agreement
                         between NEP and Buyer dated May 21, 1996
                         ("May 21 Agreement"). Should the total
                         sales under this agreement and the May
                         21 Agreement exceed 20 MW of energy in
                         any hour, then the excess energy will be served under a separate agreement between NEP and Buyer.

PERIOD OF                For all sales from Buyer to its retail
DELIVERY:                customers, commencing with the start of
                         service under the New Hampshire Retail
                         Pilot Program and ending upon the
                         termination of service under the New
                         Hampshire Retail Pilot Program.

                         Buyer may terminate service under this
                         Confirmation prior to June 1, 1997;
                         provided, however (i) Buyer provides NEP
                         with thirty days written notice prior to
                         such termination; (ii) following
                         termination, Buyer utilizes its own own-
                         load dispatch at NEPOOL to account for
                         its load and resources; (iii) NEP
                         provides 100% of the energy and capacity
                         needed to meet Buyer's own-load
                         requirements from termination through
                         May 31, 1997 ("Period A"); and (iv) NEP
                         provides a minimum of 50% of the energy
                         and capacity needed to meet Buyer's own-
                         load requirements from June 1, 1997
                         through May 31, 1998 ("Period B"). The
                         rates and terms under which NEP will
                         provide such energy and capacity will be
                         established under separate agreement,
                         such agreement to be negotiated in good
                         faith between NEP and Buyer; provided,
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Granite State Energy, Inc.
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                         however (i) the energy and reservation
                         rates during Period A shall not exceed
                         the rates contained in this Confirmation plus any incremental costs incurred by NEP, if any, to provide such service;
                         (ii) the reservation rates during Period
                         B shall not exceed the rate contained in this Confirmation; and (iii) the average annual energy rate during Period B shall not exceed the following:

                         Energy Price = (A x Oil Price) +
                         (B x Gas Price) + C

                         where:

                         A, B   are constants, expressed in
                                million Btu per MWh. "A" shall
                                equal 4.74 during On-Peak hours
                                and 1.76 during Off-Peak hours.
                                "B" shall equal 4.74 during
                                On-Peak hours and 1.76 during
                                Off-Peak hours;

                         C      is a constant, expressed in $
                                per MWh, and shall equal 2.61
                                during On-Peak hours and 10.22
                                during Off-Peak hours;

                         Oil
                         Price  is the average of the daily low
                                quotations for cargo delivery of
                                1.0% sulphur #6 residual fuel
                                oil into New York Harbor, as
                                reported during the billing
                                period by Platt's Market Scan,
                                expressed in $ per million Btu;
                                and

                         Gas
                         Price  is the arithmetic average of the
                                daily settlement prices for the
                                last three days that the NYMEX
                                Contract for the month of
                                delivery trades, as reported in
                                the Wall Street Journal,
                                expressed in $ per million Btu.
                                NYMEX Contract shall mean the
                                New York Mercantile Exchange
                                Natural Gas Futures Contract as
                                approved by the Commodity
                                Futures Trading Commission
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Granite State Energy, Inc
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                                for the purchase and sale of
                                natural gas at Henry Hub.

OTHER: For purposes of calculating the Energy and Reservation Charges, the number of MWh's delivered during On-Peak hours shall be determined by summing all of the hourly loads assigned to Buyer by the various distribution companies during On-Peak hours, including reconciliations, if any, plus Buyer's allocation of transmission losses, if any, which were provided by NEP.

                         For purposes of calculating the Energy
                         and Reservation Charges, the number of
                         MWh's delivered during Off-Peak hours
                         shall be determined by summing all of
                         the hourly loads assigned to Buyer by
                         the various distribution companies
                         during Off-Peak hours, including
                         reconciliations, if any, plus Buyer's
                         allocation of transmission losses, if
                         any, which were provided by NEP.

                         Buyer shall provide NEP with copies of
                         all of the load reports it receives from each distribution company which indicate the hourly loads assigned by each distribution company to Buyer.

                         In order to determine the load served
                         under this agreement and the load served under the May 21 Agreement, Buyer shall provide NEP with a report, by the last day of each calendar month, which indicates the total number of customers Buyer has contracted with, as of the fifteenth day of such month, by rate category (Residential, Small Commercial and Industrial and Large Commercial and Industrial). The hourly load served under the May 21 Agreement shall be determined as follows:

                         HLA=(A/B)x Load

                         where:
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Granite State Energy, Inc.
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                         A      is the value of TCL, as defined
                                below, as of July 15, 1996;

                         B      is the value of TCL, as defined
                                below, as of the fifteenth day
                                of the current billing month
                                (ie., as of August 15 for sales
                                during the month of August);
                                provided, however, that the
                                value of B shall not be less
                                than the value of A;

                         HLA    is the hourly load served under
                                the May 21 Agreement; and

                         Load   is Buyer's total hourly load for
                                the hour which is served under
                                this agreement and the May 21
                                Agreement.

                         The hourly load served under this
                         agreement shall be determined as
                         follows:

                         HLB = ((B-A)/B) x Load

                         where:

                         A, B   are as defined above;

                         HLB    is the hourly load served under
                                this agreement; and

                         Load   is Buyer's total hourly load for
                                the hour which is served under
                                this agreement and the May 21
                                Agreement.

                         The value of TCL shall be determined as
                         follows:

                         TCL=(N x 1.61)+(M x 3.54)+(0 x 84.18)

                         where:

                         N      is the number of customers in
                                the Residential rate category;
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Granite State Energy, Inc.
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                         M      is the number of customers in
                                the Small      Commercial and
                                Industrial rate category; and

                         O      is the number of customers in
                                the large Commercial and
                                Industrial rate category.

                         The Contract Price shown above does not
                         include any costs for transmission from
                         NEP's generation sources to the Delivery
                         Points. NEP will be responsible for
                         arranging network integration
                         transmission service and for supplying
                         any losses from its generation source(s) to the Delivery Point(s). In addition to the above Energy and Reservation Charges, Buyer shall reimburse NEP for the costs incurred for such transmission service.

   Notwithstanding anything to the contrary herein, to the extent that the costs incurred in delivering energy under this Agreement later change due to the use of formula rates, governmental order, or as a result of actions otherwise beyond the reasonable control of NEP, NEP shall bill and Buyer shall pay any such incremental costs incurred by NEP.

   This Confirmation Letter is being provided pursuant to and in accordance with the New England Power Company FERC Electric Tariff Original Volume No. 5 Waiver and Service Agreement to Implement Retail Sales Under New Hampshire Pilot Program filed with the Federal Energy Regulatory Commission on April 16, 1996 in Docket No. ER96-1585-000, ("Agreement") between NEP and Buyer, and constitutes part of and is subject to all of the terms and provisions of such Agreement. Terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

   Please confirm that the terms stated herein accurately reflect the agreement reached between NEP and Buyer by returning an executed copy of this letter to Buyer. Your response should reflect the appropriate Party in your organization who has the authority to enter into this Transaction.
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Granite State Energy, Inc.
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GRANITE STATE ENERGY, INC.


s/John H. Dickson
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Title:  President
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NEW ENGLAND POWER COMPANY

s/John F. Malley
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Title: Vice President
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